UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2008

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

200 Vesey Street, World Financial Center
New York, New York		10285
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 23, 2008, American Express Company (the “Company”) received preliminary approval from the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Troubled Asset Relief Program Capital Purchase Program (the “Program”) in accordance with the terms of the Program, subject to standard closing conditions set forth in the Program investment documentation.  The Company expects to issue and sell to the Treasury preferred stock and warrants to purchase shares of common stock of the Company in accordance with the terms of the Program for an aggregate purchase price of approximately $3.39 billion.

For a complete description of the terms of the Program, refer to the Treasury’s term sheet describing the Program, which is available on the Treasury’s Web site at http://www.ustreas.gov.  Among other terms, the preferred shares will pay dividends at a rate of 5% per annum until the fifth anniversary of the date of their issuance and thereafter at a rate of 9% per annum.

A copy of the Company’s press release, dated December 23, 2008, announcing the Treasury’s approval of the Company’s participation in the Program as well as certain other matters is furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

The first two paragraphs set forth in Item 7.01 of this Current Report on Form 8-K are hereby incorporated by reference in their entirety.

Forward-Looking Statements

This report includes forward-looking statements, which are subject to risks and uncertainties.  The words “will,” “expect,” and similar expressions are intended to identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made.  American Express Company undertakes no obligation to update or revise any forward-looking statements.  Factors that could cause the Company’s actual results to differ materially from these forward-looking statements include, but are not limited to, the Company’s ability to complete the issuance of preferred shares and warrants to the United States Department of the Treasury under the Capital Purchase Program and the Company’s results, performance and events subsequent to the third quarter of 2008.  A further discussion of these and other risks and uncertainties can be found in the reports of the Company filed with the U.S. Securities and Exchange Commission (including its annual report on Form 10-K for the fiscal year ended December 31, 2007 and its quarterly report on Form 10-Q for the three months ended September 30, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Stephen P. Norman
Name: Stephen P. Norman
Title: Secretary

Date:   December 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 23, 2008, announcing the U.S. Department of the Treasury’s preliminary approval for American Express Company to participate in the Capital Purchase Program